UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report: May 24, 2007


                                 Dorman Products, Inc.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)


    Pennsylvania                       000-18914                 23-2078856
    ------------                       ---------                 ----------
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


      3400 East Walnut Street,
       Colmar, Pennsylvania                                18915
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:        215-997-1800
                                                   ----------------------------


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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

        On May 23, 2007, the Board of Directors of Dorman Products, Inc. (the "Company") approved an amendment to the Company's Articles of Incorporation to allow for the issuance of uncertificated shares. By permitting the issuance of uncertificated shares, the Company becomes eligible to participate in the Direct Registration System currently administered by the The Depository Trust Company.

        Through the use of uncertificated shares on the Direct Registration System, investors may electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. Shares represented by issued and outstanding certificates will continue to be represented thereby until the certificate is surrendered to the Company.

Item 8.01. Other Events

        Also on May 23, 2007, the Company's shareholders held their annual meeting during which the shareholders elected Richard N. Berman, Steven L. Berman, George L. Bernstein, John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin to the Company's Board of Directors each for a one-year term.

Item 9.01. Financial Statements and Exhibits

Exhibit Number          Description
     3.1                Articles of Incorporation, as amended


                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Dorman Products, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        Dorman Products, Inc.


Dated: May 24, 2007                 By:   /s/ Mathias J. Barton
                                        -------------------------------------
                                        Mathias J. Barton
                                        Chief Financial Officer and
                                        Principal Accounting Officer


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                           EXHIBIT INDEX


 Exhibit Number       Description

    3.1               Articles of Incorporation, as amended